CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Crestar Financial Corporation

We consent to the inclusion of our report dated January 14, 1998, with respect to the consolidated balance sheets of Crestar Financial Corporation and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, cash flows and changes in shareholders' equity for each of the years in the three-year period ended December 31, 1997, which report appears in the Form 8-K of SunTrust Banks, Inc. dated August 12, 1998. Our report refers to our reliance on another auditors' report with respect to amounts related to Citizens Bancorp for 1996 and 1995 included in the
aforementioned consolidated   financial statements.

/s/KPMG Peat Marwick LLP
------------------------
KPMG Peat Marwick LLP

Richmond, Virginia
August 11, 1998